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                                                                   EXHIBIT 10(F)
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                           KEITHLEY INSTRUMENTS, INC.
                            1992 STOCK INCENTIVE PLAN


         1. General. This Stock Incentive Plan (the "Plan") provides eligible employees of Keithley Instruments, Inc. (the "Company") with the opportunity to acquire or expand their equity interest in the Company by making available for award or purchase Common Shares, without par value, of the Company ("Common Shares"), through the granting of nontransferable options to purchase Common Shares ("Stock Options"), the granting of Common Shares subject to temporal restrictions on transfer and substantial risks of forfeiture ("Restricted Stock"), and the granting of nontransferable options to receive payments based on the appreciation of Common Shares ("SARs"). Stock Options, Restricted Stock and SARs shall be collectively referred to herein as "Grants"; an individual grant of Stock Options, Restricted Stock or SARs shall be individually referred to herein as a "Grant". It is intended that key employees may be granted, simultaneously or from time to time, Stock Options that qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or Stock Options that do not so qualify ("Non-qualified Stock Options"). No provision of the Plan is intended or shall be construed to grant employees alternative rights in any Incentive Stock Option granted under the Plan so as to prevent such Option from qualifying under
Section 422 of the Code.

         2. Purpose of the Plan. The purpose of the Plan is to provide continuing incentives to key employees of the Company and of any subsidiary corporation of the Company, by encouraging such key employees to acquire new or additional share ownership in the Company, thereby increasing their proprietary interest in the Company's business and enhancing their personal interest in the Company's success.

         For purposes of the Plan, a "subsidiary corporation" consists of any corporation fifty percent (50%) of the stock of which is directly or indirectly owned or controlled by the Company.

         3. Effective Date of the Plan. The Plan shall become effective upon its adoption by the Board of Directors, subject to approval by holders of a majority of the outstanding shares of voting capital stock of the Company. If the Plan is not so approved within twelve (12) months after the date the Plan is adopted by the Board of Directors, the Plan and any Grants made hereunder shall be null and void. However, if the Plan is so approved, no further shareholder approval shall be required with respect to the making of Grants pursuant to the Plan, except as provided in Section 12 hereof.

         4. Administration of the Plan. The Plan shall be administered by the Compensation and Human Resources Committee of the Board of Directors of the Company, however described, or by any other committee selected by such Board of Directors by majority vote and composed of no fewer than two (2) members of such Board of Directors (the "Committee"). No person shall be appointed to the Committee who, during the one-year period immediately preceding such person's appointment to the Committee, has received any Grants under the Plan or any similar stock option or stock incentive plan, other than a formula-based plan, maintained by the Company or any subsidiary corporation. A member of the Committee shall not be eligible to participate in this Plan while serving on the Committee.

         A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present (or acts unanimously approved in writing by the members of the Committee) shall constitute binding acts of the Committee.
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         Subject to the terms and conditions of the Plan, the Committee shall be authorized and empowered:

         (a)      To select the key employees to whom Grants may be made;

         (b) To determine the number of Common Shares to be covered by any Grant;

         (c) To prescribe the terms and conditions of any Grants made under the Plan, and the form(s) and agreement(s) used in connection with such Grants, which shall include agreements governing the granting of Restricted Stock, Stock Options and/or SARs;

         (d) To determine the time or times when Stock Options and/or SARs will be granted and when they will terminate in whole or in part;

         (e) To determine the time or times when Stock Options and SARs that are granted may be exercised;

         (f) To determine, at the time a Stock Option is granted under the Plan, whether such Option is an Incentive Stock Option entitled to the benefits of Section 422 of the Code;

         (g) To establish any other Stock Option agreement provisions not inconsistent with the terms and conditions of the Plan or, where the Stock Option is an Incentive Stock Option, with the terms and conditions of Section 422 of the Code; and

         (h) To determine whether SARs will be made part of any Grants consisting of Stock Options, and to approve any SARs made part of any such Grants pursuant to Section 9 hereof.

         5. Employees Eligible for Grants. Grants may be made from time to time to those key employees of the Company or a subsidiary corporation, who are designated by the Committee in its sole and exclusive discretion. Key employees may include, but shall not necessarily be limited to, members of the Board of Directors (excluding members of the Committee), and officers, of the Company and any subsidiary corporation; however, Stock Options intended to qualify as Incentive Stock Options shall only be granted to key employees while actually employed by the Company or a subsidiary corporation. The Committee may grant more than one Stock Option, with or without SARs, to the same key employee. No Stock Option shall be granted to any key employee during any period of time when such key employee is on a leave of absence.

         6. Shares Subject to the Plan. The shares to be issued pursuant to any Grant made under the Plan shall be Common Shares. Either Common Shares held as treasury stock, or authorized and unissued Common Shares, or both, may be so issued, in such amount or amounts within the maximum limits of the Plan as the Board of Directors shall from time to time determine. In the event a SAR is granted in tandem with a Stock Option pursuant to Section 9 and such SAR is thereafter exercised in whole or in part, then such Stock Option or the portion thereof to which the duly exercised SAR relates shall be deemed to have been exercised for purposes of such Option, but may be made available for reoffering under the Plan to any eligible employee.

         Subject to the provisions of the next succeeding paragraph of this
Section 6 and the provisions of Section 7(h), the aggregate number of Common Shares that can be actually issued under the Plan (exclusive of Restricted Stock forfeited under the Plan before the holder thereof received any

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benefits of ownership, such as dividends) shall be three hundred fifty thousand
(350,000) Common Shares.

         If, at any time subsequent to the date of adoption of the Plan by the Board of Directors, the number of Common Shares are increased or decreased, or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or otherwise): (i) there shall automatically be substituted for each Common Share subject to an unexercised Stock Option or SAR (in whole or in part) granted under the Plan, the number and kind of shares of stock or other securities into which each outstanding Common Share shall be changed or for which each such Common Share shall be exchanged; (ii) the option price per Common Share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to a Stock Option or SAR shall remain the same as immediately prior to such event; and (iii) any outstanding Restricted Stock that is converted, exchanged or otherwise changed into a different number or kind of stock or security, shall continue to be subject to any and all terms, conditions and restrictions originally applicable to such Restricted Stock. In addition to the foregoing, the Committee shall be entitled in the event of any such increase, decrease or exchange of Common Shares to make other adjustments to the securities subject to a Stock Option or SAR, the provisions of the Plan, and to any related Stock Option or SAR agreements (including adjustments which may provide for the elimination of fractional shares), where necessary to preserve the terms and conditions of any Grants hereunder.

         7. Stock Option Provisions.

         (a) General. The Committee may grant to key employees (also referred to as "optionees") nontransferable Stock Options that either qualify as Incentive Stock Options under Section 422 of the Code or do not so qualify. However, any Stock Option which is an Incentive Stock Option shall only be granted within 10 years from the earlier of (i) the date this Plan is adopted by the Board of Directors of the Company; or (ii) the date this Plan is approved by the shareholders of the Company.

         (b) Stock Option Price. The option price per Common Share which may be purchased under an Incentive Stock Option under the Plan shall be determined by the Committee at the time of Grant, but shall not be less than one hundred percent (100%) of the fair market value of a Common Share, determined as of the date such Option is granted; however, if a key employee to whom an Incentive Stock Option is granted is, at the time of the grant of such Option, an "owner," as defined in Section 422(b)(6) of the Code (modified as provided in Section 424(d) of the Code) of more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (a "Substantial Shareholder"), the price per Common Share of such Option, as determined by the Committee, shall not be less than one hundred ten percent (110%) of the fair market value of a Common Share on the date such Option is granted. The option price per Common Share under each Stock Option granted pursuant to the Plan which is not an Incentive Stock Option shall be determined by the Committee at the time of Grant. Except as specifically provided above, the fair market value of a Common Share shall be determined in accordance with procedures to be established by the Committee. The day on which the Committee approves the granting of a Stock Option shall be considered the date on which such Option is granted.

         (c) Period of Stock Option. The Committee shall determine when each Stock Option is to expire. However, no Incentive Stock Option shall be exercisable for a period of more than ten (10) years from the date upon which such Option is granted. Further, no Incentive Stock Option granted to an employee who is a Substantial Shareholder at the time of the grant of such Option shall be exercisable after the expiration of (5) years from the date of grant of such Option.

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         (d) Limitation on Exercise and Transfer of Stock Options. Only the key
employee to whom a Stock Option is granted may exercise such Option, except where a guardian or other legal representative has been duly appointed for such employee, and except as otherwise provided in the case of such employee's death. No Stock Option granted hereunder shall be transferable by an optionee other than by will or the laws of descent and distribution. No Stock Option granted hereunder may be pledged or hypothecated, nor shall any such Option be subject to execution, attachment or similar process.

         (e) Employment, Holding Period Requirements For Certain Options. The Committee may condition any Stock Option granted hereunder upon the continued employment of the optionee by the Company or by a subsidiary corporation, and may make any such Stock Option immediately exercisable. However, the Committee will require that, from and after the date of grant of any Incentive Stock Option granted hereunder until the day three (3) months prior to the date such Option is exercised, such optionee must be an employee of the Company or of a subsidiary corporation, but always subject to the right of the Company or any such subsidiary corporation to terminate such optionee's employment during such period. Each Stock Option shall be subject to such additional restrictions as to the time and method of exercise as shall be prescribed by the Committee. Upon completion of such requirements, if any, a Stock Option or the appropriate portion thereof may be exercised in whole or in part from time to time during the option period; however, such exercise right(s) shall be limited to whole shares.

         (f) Payment for Stock Option Price. A Stock Option shall be exercised by an optionee giving written notice to the Company of his intention to exercise the same, accompanied by full payment of the purchase price in cash or by check, or, with the consent of the Committee, in whole or in part with a surrender of Common Shares having a fair market value on the date of exercise equal to that portion of the purchase price for which payment in cash or check is not made. The Committee may, in its sole discretion, approve other methods of exercise for a Stock Option or payment of the option price, provided that no such method shall cause any option granted under the Plan as an Incentive Stock Option to not qualify under Section 422 of the Code, or cause any Common Share issued in connection with the exercise of an option not to be a fully paid and non-assessable Common Share.

         (g) Certain Reissuances of Stock Options. To the extent Common Shares are surrendered by an optionee in connection with the exercise of a Stock Option in accordance with Section 7(f), the Committee may in its sole discretion grant new Stock Options to such optionee (to the extent Common Shares remain available for Grants), subject to the following terms and conditions:

         (i) The number of Common Shares shall be equal to the number of Common Shares being surrendered by the optionee;

         (ii) The option price per Common Share shall be equal to the fair market value of Common Shares, determined on the date of exercise of the Stock Options whose exercise caused such Grant; and

         (iii) The terms and conditions of such Stock Options shall in all other respects replicate such terms and conditions of the Stock Options whose exercise caused such Grant, except to the extent such terms and conditions are determined to not be wholly consistent with the general provisions of this Section 7, or in conflict with the remaining provisions of this Plan.

         (h) Cancellation and Replacement of Stock Options and Related Rights. The Committee may at any time or from time to time permit the voluntary surrender by an optionee who is the holder of any outstanding Stock Options under the Plan, where such surrender is conditioned upon the

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granting to such optionee of new Stock Options for such number of shares as the
Committee shall determine, or may require such a voluntary surrender as a condition precedent to the grant of new Stock Options. The Committee shall determine the terms and conditions of new Stock Options, including the prices at and periods during which they may be exercised, in accordance with the provisions of this Plan, all or any of which may differ from the terms and conditions of the Stock Options surrendered. Any such new Stock Options shall be subject to all the relevant provisions of this Plan. The Common Shares subject to any Stock Option so surrendered, and/or any Common Shares subject to any Stock Option that has lapsed, been forfeited, or been cancelled and extinguished in connection with the exercise of an SAR, shall no longer be charged against the limitation provided in Section 6 of this Plan and may again become shares subject to the Plan. The granting of new Stock Options in connection with the surrender of outstanding Stock Options under this Plan shall be considered for the purposes of the Plan as the granting of new Stock Options and not an alteration, amendment or modification of the Plan or of the Stock Options being surrendered.

         (i) Limitation on Exercisable Incentive Stock Options. The aggregate fair market value of the Common Shares first becoming subject to exercise as Incentive Stock Options by a key employee during any given calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). Such aggregate fair market value shall be determined as of the date such Option is granted, taking into account, in the order in which granted, any other incentive stock options granted by the Company, or by a parent or subsidiary thereof.

         8. Restricted Stock.

         (a) Grant. The Committee shall determine the key employees to whom, and the time or times at which, Grants of Restricted Stock will be made, the number of shares of Restricted Stock to be granted, the price (if any) to be paid by such key employees (subject to Section 8(b)), the time or times within which such Restricted Stock grants may be subject to forfeiture, and the other terms and conditions of the grants in addition to those set forth in Section 8(b). The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine in its sole discretion.

         (b) Terms and Conditions. Restricted Stock granted under the Plan shall contain any terms and conditions, not inconsistent with the provisions of the Plan, which are deemed desirable by the Committee. A key employee who receives a grant of Restricted Stock shall not have any rights with respect to such Grant, unless and until such key employee has executed an agreement evidencing such Grant in the form approved from time to time by the Committee, has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Grant. In addition, Restricted Stock granted under the Plan shall be subject to the following terms and conditions:

         (i) The purchase price for Common Shares consisting of Restricted Stock, if any, will be specified by the Committee.

         (ii) Grants of Restricted Stock shall only be accepted by executing a Restricted Stock agreement and paying, in cash or by check, whatever price (if any) is required under Section 8(b)(i).

         (iii) Each key employee granted Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such key employee, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Grant.

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         (iv) Any stock certificates evidencing Common Shares consisting of
         Restricted Stock shall either (A) be held in custody by the Company until the employment and other restrictions thereon shall all have lapsed; or (B) be affixed with a legend, identifying such Shares as Restricted Stock and expressly prohibiting the sale, transfer, tender, pledge, assignment or encumbrance of such Shares, as the Committee shall determine. With respect to any Restricted Stock held in custody by the Company, the key employee granted such Restricted Stock shall deliver to the Company a stock power, endorsed in blank, relating to the Common Shares represented by such Stock. With respect to any Restricted Stock held by a key employee under legend, the key employee granted such Restricted Stock shall deliver to the Company an acknowledgement that such Stock remains subject to a substantial risk of forfeiture in the event of termination of employment under certain circumstances, and that the certificates representing ownership of such Stock will be surrendered to the Company immediately upon any such termination of employment.

         (v) Subject to the provisions of the Plan and the Restricted Stock agreement, during a temporal period set by the Committee and commencing with the date of such Grant (the "Restriction Period"), a key employee shall not be permitted to sell, transfer, tender, pledge, assign or otherwise encumber any Restricted Stock granted under the Plan. However, the Committee, in its sole discretion, may provide for the lapse of such transfer or other restrictions in installments, or accelerate or waive such restrictions in whole or in part, based on service, performance or other factors and criteria selected by the Committee.

         (vi) Except as provided in this Section 8(b)(vi) and Section 8(b)(v), a key employee shall have, with respect to shares of Restricted Stock granted to him, all of the rights of a shareholder of the Company, including the right to vote such Stock and the right to receive any dividends thereon. The Committee, in its sole discretion and as determined at the time of a Grant of Restricted Stock, may permit or require cash dividends otherwise due and payable to be deferred and, if the Committee so determines, reinvested either in additional Restricted Stock (to the extent Common Shares are available), or otherwise. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock. As Restricted Stock, such additional Common Shares will be subject to the same restrictions, terms and conditions applicable to the Restricted Stock with respect to which such additional Common Shares were issued.

         (vii) No Restricted Stock shall be transferable by a key employee other than by will or by the laws of descent and distribution.

         (viii) In the event Restricted Stock is forfeited by a key employee, the Company will refund to such key employee any payment(s) made by such key employee to purchase such Stock, promptly upon such forfeiture (and any corresponding surrender of stock certificates).

         (c) Minimum Value Provisions. To ensure that Grants of Restricted Stock actually reflect the performance of the Company and service of the key employee, the Committee may provide, in its sole discretion, for a tandem performance-based award, or other grant, designed to guarantee a minimum value, payable in cash or Common Shares, to the recipient of a Restricted Stock Grant, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

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         9. Stock Appreciation Rights. A key employee may be granted the right to receive a payment based on the increase in the value of Common Shares occurring after the date of such Grant; such rights shall be known as Stock Appreciation Rights ("SARs"). SARs may (but need not) be granted to a key employee in tandem with, and exercisable in lieu of exercising, a Grant of Stock Options. SARs will be specifically granted upon terms and conditions specified by the Committee, if the Company is the employer of the key employee, or by a subsidiary corporation subject to the Committee's approval, if such subsidiary corporation is the employer of the key employee. No optionee shall be entitled to SAR rights solely as a result of the grant of a Stock Option to him. Any such rights, if granted, may only be exercised by the holder thereof, either with respect to all, or a portion, of the Stock Option to which it applies. When granted in tandem with a Stock Option, an SAR shall provide that the holder of a Stock Option shall have the right to receive an amount equal to one hundred percent (100%) of the excess, if any, of the fair market value of the Common Shares covered by such Option, determined as of the date of exercise of such SAR by the Committee (in the same manner as such value is determined for purposes of the granting of Stock Options), over the price to be paid for such Common Shares under such Option. Such amount shall be payable by either the Company or the subsidiary corporation, whichever such corporation is the employer of the key employee, in one or more of the following manners, as determined by the
Committee:

         (a)      cash (or check);

         (b) fully paid Common Shares having a fair market value equal to such amount; or

         (c)      a combination of cash (or check) and Common Shares.

In no event may any person exercise any SARs granted hereunder unless (i) such person is then permitted to exercise the Stock Option or the portion thereof with respect to which such SARs relate, and (ii) the fair market value of the Common Shares covered by the Stock Option, determined as provided above, exceeds the option price of such Common Shares. Upon the exercise of any SARs, the Stock Option, or that portion thereof to which such SARs relate, shall be canceled and automatically extinguished. A SAR granted in tandem with a Stock Option hereunder shall be made a part of the Stock Option agreement to which such SAR relates, in a form approved by the Committee and not inconsistent with this Plan. The granting of a Stock Option or SAR shall impose no obligation upon the optionee to exercise such Stock Option or SAR. The Company's or a subsidiary corporation's obligation to satisfy SARs shall not be funded or secured in any manner. No SAR granted hereunder shall be transferable by the key employee granted such SAR, other than by will or the laws of descent and distribution.

         After the Grant of an SAR, an optionee intending to rely on an exemption from Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") shall be required to hold such SAR for six (6) months from the date the price for such SAR is fixed to the date of cash settlement. Additionally, in order to remain exempt from Section 16(b) of the Exchange Act, an SAR must be exercised by an optionee subject to such Section only during the period beginning on the third business day following the release of a summary statement of the Company's quarterly or annual sales and earnings and ending on the twelfth business day following said date.

         10. Termination of Employment. If a key employee ceases to be an employee of the Company and every subsidiary corporation, for a reason other than death, retirement, or permanent and total disability, his Grants shall, unless extended by the Committee on or before his date of termination of employment, terminate on the effective date of such termination of employment. Neither the key employee nor any other person shall have any right after such date to exercise all or any part of his Stock Options or SARs, and all Restricted Stock which is not vested or otherwise subject to restriction shall thereupon be forfeited, and/or declared void and without value.

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         If termination of employment is due to death or permanent and total disability, then outstanding Stock Options and SARs may be exercised within the one (1) year period ending on the anniversary of such death or permanent and total disability. In the case of death, such outstanding Stock Options and SARs shall be exercised by such key employee's estate, or the person designated by such key employee by will, or as otherwise designated by the laws of descent and distribution. Notwithstanding the foregoing, in no event shall any Stock Option or SAR be exercisable after the expiration of the option period, and in the case of exercises made after a key employee's death, not to any greater extent than the key employee would have been entitled to exercise such Option or SAR at the time of his death. Restricted Stock held by a key employee whose employment by the Company or any subsidiary corporation terminates by reason of death shall thereupon vest and all restrictions and risks of forfeiture thereon shall thereupon lapse.

         Subject to the discretion of the Committee, in the event a key employee terminates employment with the Company and all subsidiary corporations because of normal or early retirement under the Keithley Instruments, Inc., Employees' Pension Plan (or any successor pension plan), or (in the case of Restricted Stock) permanent and total disability, (a) any then-outstanding Stock Options and/or SARs held by such key employee shall lapse at the earlier of the end of the term of such Stock Option or SAR, or three (3) months after such retirement or permanent and total disability; and (b) any Restricted Stock held by such key employee shall thereafter vest and any applicable restrictions shall lapse, to the extent such Restricted Stock would have become vested or no longer subject to restriction within one year from the time of termination had the key employee continued to fulfill all of the conditions of the Restricted Stock during such period (or on such accelerated basis as the Committee may determine at or after date of Grant).

         In the event an employee of the Company or one of its subsidiary corporations is granted a leave of absence by the Company or such subsidiary corporation to enter military service or because of sickness, his employment with the Company or such subsidiary corporation shall not be considered terminated, and he shall be deemed an employee of the Company or such subsidiary corporation during such leave of absence or any extension thereof granted by the Company or such subsidiary corporation.

         11. Change of Control. Upon the occurrence of a Change of Control (as defined below), notwithstanding any other provisions hereof or of any agreement to the contrary, all Stock Options and SARs granted under this Plan shall become immediately exercisable in full and all Restricted Stock grants shall become immediately vested and any applicable restrictions shall lapse.

         For purposes of this Plan, a Change of Control shall be deemed to have occurred if: (i) a tender offer shall be made and consummated for the ownership of 25% or more of the outstanding voting securities of the Company; (ii) the Company shall be merged or consolidated with another corporation and, as a result of such merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company as the same shall have existed immediately prior to such merger or consolidation; (iii) the Company shall sell substantially all of its assets to another corporation which is not a wholly owned subsidiary; or (iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Exchange Act, shall acquire, other than by reason of inheritance, twenty-five percent (25%) or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). In making any such determination, transfers made by a person to an affiliate of such person (as determined by the Board of Directors of the Company), whether by gift, devise or otherwise, shall not be taken into account. For purposes of this Plan, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) as in effect on the date hereof pursuant to the Exchange Act.

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         12. Amendments to Plan. The Committee is authorized to interpret this
Plan and from time to time adopt any rules and regulations for carrying out this Plan that it may deem advisable. Subject to the approval of the Board of Directors of the Company, the Committee may at any time amend, modify, suspend or terminate this Plan. In no event, however, without the approval of shareholders, shall any action of the Committee or the Board of Directors result in:

         (a) Materially amending, modifying or altering the eligibility requirements provided in Section 5 hereof;

         (b) Materially increasing, except as provided in Section 6 hereof, the maximum number of shares subject to Grants; or

         (c) Materially increasing the benefits accruing to participants under this Plan;

except to conform this Plan and any agreements made hereunder to changes in the Code or governing law.

         13. Investment Representation, Approvals and Listing. The Committee may, if it deems appropriate, condition its grant of any Stock Option hereunder upon receipt of the following investment representation from the optionee:

         "I agree that any Common Shares of Keithley Instruments, Inc. which I may acquire by virtue of this Stock Option shall be acquired for investment purposes only and not with a view to distribution or resale, and may not be transferred, sold, assigned, pledged, hypothecated or otherwise disposed of by me unless (i) a registration statement or post-effective amendment to a registration statement under the Securities Act of 1933, as amended, with respect to said Common Shares has become effective so as to permit the sale or other disposition of said shares by me; or (ii) there is presented to Keithley Instruments, Inc. an opinion of counsel satisfactory to Keithley Instruments, Inc. to the effect that the sale or other proposed disposition of said Common Shares by me may lawfully be made otherwise than pursuant to an effective registration statement or post-effective amendment to a registration statement relating to the said shares under the Securities Act of 1933, as amended."

         The Company shall not be required to issue any certificate or certificates for Common Shares upon the exercise of any Stock Option or a SAR granted under this Plan prior to (i) the obtaining of any approval from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable; (ii) the admission of such shares to listing on any national securities exchange on which the Common Shares may be listed; (iii) the completion of any registration or other qualifications of the Common Shares under any state or federal law or ruling or regulations of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable or the determination by the Committee, in its sole discretion, that any registration or other qualification of the Common Shares is not necessary or advisable; and (iv) the obtaining of an investment representation from the optionee in the form stated above or in such other form as the Committee, in its sole discretion, shall determine to be adequate.

         14. General Provisions. The form and substance of Stock Option agreements, Restricted Stock agreements, and SAR agreements made hereunder, whether granted at the same or different times, need not be identical. Nothing in this Plan or in any agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiary corporations, to be entitled to any remuneration or benefits not set forth in this Plan or such Grant, or to interfere with or limit the right of the Company or any subsidiary corporation to terminate his employment at any time, with or without cause. Nothing contained in this Plan or in any Stock Option agreement or SAR shall be construed as entitling any optionee to any rights of a shareholder as a result of the grant of a Stock Option or an SAR, until such time as Common Shares are actually issued to such optionee pursuant to the exercise of such Option or SAR. This Plan may be assumed by the successors and assigns of the Company. The liability of the Company under this Plan and any sale made hereunder is limited to the obligations set forth herein with respect to such sale and no term or provision of this Plan shall be construed to impose any liability on the Company in favor of any employee with respect to any loss, cost or expense which the employee may incur in connection with or arising out of any transaction in connection with this Plan. The cash proceeds received by the Company from the issuance of Common Shares pursuant to this Plan will be used for general corporate purposes. The expense of administering this Plan shall be borne by the Company. The captions and section numbers appearing in this Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Plan.

         15. Termination of This Plan. This Plan shall terminate on February 8, 2002, and thereafter no Stock Options or Restricted Stock or SARs shall be granted hereunder. All Stock Options and SARs outstanding at the time of termination of this Plan shall continue in full force and effect according to their terms and the terms and conditions of this Plan.

                           KEITHLEY INSTRUMENTS, INC.
                   Amendment To The 1992 Stock Incentive Plan
                To Increase Number of Shares Available for Grant


                  In accordance with action duly taken by the Board of Directors of Keithley Instruments, Inc. (the "Company"), Section 6 of the Keithley Instruments, Inc. 1992 Stock Incentive Plan (the "1992 Plan") is hereby amended to increase the number of common shares subject to issuance under the 1992 Plan to a total of 1,900,000 common shares (after taking into account the effects of the 2-for-1 stock split), subject to approval by an affirmative vote by a majority of the Company's shareholders.
                  Accordingly, the second paragraph in Section 6 of the 1992 Plan is hereby amended, effective December 9, 1995, so as to provide in its entirety as follows:

                           Subject only to the provisions of the next succeeding
                  paragraph of this Section 6, the aggregate number of Common Shares made subject to all Grants under the Plan shall be one million nine hundred thousand (1,900,000) Common Shares. Such aggregate number of Common Shares shall not include any Common Shares reacquired or never issued due to a forfeiture, exchange or relinquishment of rights under a Grant made hereunder.

                  The Plan in all other respects remains unchanged.


                                           KEITHLEY INSTRUMENTS, INC.



                                           By /s/ Joseph P. Keithley
                                              ----------------------
                                           Its Chairman
                                               ---------------------

                           KEITHLEY INSTRUMENTS, INC.
                            1992 STOCK INCENTIVE PLAN

                                 1997 AMENDMENT

         In accordance with Section 12 of the Keithley Instruments, Inc. 1992 Stock Incentive Plan (the "Plan"), Compensation Committee of the Board of Directors of Keithley Instruments, Inc., an Ohio corporation (the "Committee") hereby amends the Plan, effective February 15, 1997, in the following respects:

         1. Section 4 of the Plan is amended so as to provide in its entirety as follows:

                  "4. Administration of the Plan. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company, however described, or by any other committee selected by such Board of Directors by majority vote and composed of no fewer than two (2) members of such Board of Directors who are "non-employee directors" as defined under Rule 16b-3(b)(3) of the Securities Exchange Act of 1934 (the "Committee"). A member of the Committee shall not be eligible to participate in this Plan while serving on the Committee.

                           A majority of the Committee shall constitute a
                  quorum. The acts of a majority of the members present at any meeting at which a quorum is present (or acts unanimously approved in writing by the members of the Committee) shall constitute binding acts of the Committee.

                           Subject to the terms and conditions of the Plan, the
                  Committee shall be authorized and empowered:

                  (a) To select the key employees to whom Grants may be made;

                  (b) To determine the number of Common Shares to be covered by any Grant;

                  (c) To prescribe the terms and conditions of any Grants made under the Plan, and the form(s) and agreement(s) used in connection with such Grants, which shall include agreements governing the granting of Restricted Stock, Stock Options and/or SARs;

                  (d) To determine the time or times when Stock Options and/or SARs will be granted and when they will terminate in whole or in part;

                  (e) To determine the time or times when Stock Options and SARs that are granted may be exercised;

                  (f) To determine, at the time a Stock Option is granted under the Plan, whether such Option is an Incentive Stock Option entitled to the benefits of Section 422 of the Code;

                  (g) To establish any other Stock Option agreement provisions not inconsistent with the terms and conditions of the Plan or, where the Stock Option is an Incentive Stock Option, with the terms and conditions of Section 422 of the Code;

                  (h) To determine whether SARs will be made part of any Grants consisting of Stock Options, and to approve any SARs made part of any such Grants pursuant to
                           Section 9 hereof; and

                  (i) To delegate to one (1) or more Company officers limited authority to make de minimis Grants of Stock Options or Incentive Stock Options (not to exceed 2,500 Common Shares per individual), to select individuals to whom offers of Company employment are, or are expected to be made, at Fair Market Value and otherwise under terms and conditions approved in advance by the Committee, subject to ratification by the Committee."


         2. Section 5 of the Plan is amended so as to provide in its entirety as follows:

                  "5. Employees Eligible for Grants. Grants may be made from time to time to those key employees of the Company or a subsidiary corporation, who are designated by the Committee in its sole and exclusive discretion (or by its delegee(s) in accordance with Section 4(i) hereof). Key employees may include, but shall not necessarily be limited to, members of the Board of Directors (excluding members of the Committee), and officers, of the Company and any subsidiary corporation; however, Stock Options intended to qualify as Incentive Stock Options shall only be granted to key employees while actually employed by the Company or a subsidiary corporation. The Committee may grant more than one Stock Option, with or without SARs, to the same key employee. No Stock Option shall be granted to any key employee during any period of time when such key employee is on a leave of absence."


         The Plan otherwise remains unchanged.

                           KEITHLEY INSTRUMENTS, INC.
                            1992 STOCK INCENTIVE PLAN
                                 1999 AMENDMENT


         In accordance with Section 12 of the Keithley Instruments, Inc. 1992 Stock Incentive Plan (the "Plan"), the Compensation Committee of the Board of Directors of Keithley Instruments, Inc., an Ohio corporation (the "Committee") hereby amends the Plan, effective September 30, 1999, in the following respects:

         Section 10 of the Plan is amended so as to provide in its entirety as follows:

                  "10. Termination of Employment. If a key employee ceases to be an employee of the Company and every subsidiary corporation, for a reason other than death, retirement, or permanent and total disability, his Grants shall, unless extended by the Committee on or before his date of termination of employment, terminate on the effective date of such termination of employment. Neither the key employee nor any other person shall have any right after such date to exercise all or any part of his Stock Options or SARs, and all Restricted Stock which is not vested or otherwise subject to restriction shall thereupon be forfeited, and/or declared void and without value.

                  If termination of employment is due to death or permanent and total disability, then outstanding Stock Options and SARs may be exercised within the one (1) year period ending on the anniversary of such death or permanent and total disability. In the case of death, such outstanding Stock Options and SARs shall be exercised by such key employee's estate, or the person designated by such key employee by will, or as otherwise designated by the laws of descent and distribution. Notwithstanding the foregoing, in no event shall any Stock Option or SAR be exercisable after the expiration of the option period, and in the case of exercises made after a key employee's death, not to any greater extent than the key employee would have been entitled to exercise such Option or SAR at the time of his death. Restricted Stock held by a key employee whose employment by the Company or any subsidiary corporation terminates by reason of death shall thereupon vest and all restrictions and risks of forfeiture thereon shall thereupon lapse.

                  Subject to the discretion of the Committee, in the event a key employee terminates employment with the Company and all subsidiary corporations because of normal, early or disability retirement under the Keithley Instruments, Inc., Employees' Pension Plan (or any successor pension plan), (a) any then outstanding Stock Options and/or SARs held by such key employee shall lapse at the earlier of (i) the end of the term of such Stock Option or SAR, or (ii) twelve (12) months after such retirement or permanent and total disability (subject only to the three (3) month exercise limitation applicable to Incentive Stock Options); and (b) any Restricted Stock held by such key employee shall thereafter vest and any applicable restrictions shall lapse, to the extent such Restricted Stock would have become vested or no longer subject to restriction within twelve
         (12) months from the time of termination had the key employee continued to fulfill all of the conditions of the Restricted Stock during such period (or on such accelerated basis as the Committee may determine at or after date of Grant).

                  In the event an employee of the Company or one of its subsidiary corporations is granted a leave of absence by the Company or such subsidiary corporation to enter military service or because of sickness, his employment with the Company or such subsidiary corporation shall not be considered terminated, and he shall be deemed an employee of the Company or such subsidiary corporation during such leave of absence or any extension thereof granted by the Company or such subsidiary corporation."

                  The Plan otherwise remains unchanged.


                  IN WITNESS WHEREOF, the undersigned members of the Committee have set their hand this 10th day of September, 1999.


                                        /s/ James B. Griswold
                                        ------------------------
                                        James B. Griswold


                                        /s/ James T. Bartlett
                                        ------------------------
                                        James T. Bartlett


                                        /s/ R. Elton White
                                        ------------------------
                                        R. Elton White


                                        /s/ Arden L. Bement, Jr.
                                        ------------------------
                                        Arden L. Bement, Jr.

                           KEITHLEY INSTRUMENTS, INC.
                   Amendment To The 1992 Stock Incentive Plan
                To Increase Number of Shares Available for Grant


         In accordance with action duly taken by the Board of Directors of Keithley Instruments, Inc. (the "Company"), Section 6 of the Keithley Instruments, Inc. 1992 Stock Incentive Plan (the "1992 Plan") is hereby amended to increase the number of common shares subject to issuance under the 1992 Plan to a total of 2,700,000 common shares, subject to approval by an affirmative vote by a majority of the Company's shareholders.

         Accordingly, the second paragraph in Section 6 of the 1992 Plan is hereby amended, effective December 3, 1999, so as to provide in its entirety as follows:

                  Subject only to the provisions of the next succeeding paragraph of this Section 6, the aggregate number of Common Shares made subject to all Grants under the Plan shall be two million seven hundred thousand (2,700,000) Common Shares. Such aggregate number of Common Shares shall not include any Common Shares reacquired or never issued due to a forfeiture, exchange or relinquishment of rights under a Grant made hereunder.

         The Plan in all other respects remains unchanged.